POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February, 1999.


                                             /s/ Henri de Castries
                                             ---------------------
                                                 Henri de Castries


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 1999.


                                             /s/ Joseph L. Dionne
                                             --------------------
                                                 Joseph L. Dionne


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1999.


                                             /s/ Denis Duverne
                                             -----------------
                                                 Denis Duverne


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of February, 1999.


                                             /s/ F. COLLOC'H
                                             ---------------
                                                 F. COLLOC'H


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of February, 1999.


                                             /s/ Jean Rene Fourtou
                                             ---------------------
                                                 Jean Rene Fourtou


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of February, 1999.


                                             /s/ Norman C. Francis
                                             ---------------------
                                                 Norman C. Francis


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 1999.


                                             /s/ Donald J. Greene
                                             --------------------
                                                 Donald J. Greene


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 1999.


                                             /s/ John T. Hartley
                                             -------------------
                                                 John T. Hartley


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 1999.


                                             /s/ John H.F. Haskell, Jr.
                                             --------------------------
                                                 John H.F. Haskell, Jr.


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 1999.


                                             /s/ Michael Hegarty
                                             -------------------
                                                 Michael Hegarty


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 1999.


                                             /s/ Mary R. (Nina) Henderson
                                             ----------------------------
                                                 Mary R. (Nina) Henderson


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1999.


                                             /s/ W. Edwin Jarmain
                                             --------------------
                                                 W. Edwin Jarmain


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1999.


                                             /s/ George T. Lowy
                                             ------------------
                                                 George T. Lowy


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 1999.


                                             /s/ Edward D. Miller
                                             --------------------
                                                 Edward D. Miller


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22th day of February, 1999.


                                             /s/ Didier Pineau Valencienne
                                             -----------------------------
                                                 Didier Pineau Valencienne


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1999.


                                             /s/ George J. Sella, Jr.
                                             ------------------------
                                                 George J. Sella, Jr.


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1999.


                                             /s/ Peter J. Tobin
                                             ------------------
                                                 Peter J. Tobin


58017/36

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 1999.


                                             /s/ Stanley B. Tulin
                                             --------------------
                                                 Stanley B. Tulin


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Jerome S. Golden, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary
P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of February, 1999.


                                             /s/ Dave H. Williams
                                             --------------------
                                                 Dave H. Williams


59838v2

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints, Mark A. Hug, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Maureen K. Wolfson, Mildred Oliver, Mary P. Breen and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11th day of August, 1999.


                                             /s/ Alvin H. Fenichel
                                             ---------------------
                                                 Alvin H. Fenichel


59838v2